                                                                   Exhibit 10.22

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
    BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.


[CYTOKINETICS LOGO]                        280 East Grand Avenue
                                           South San Francisco, CA 94080
                                           Tel (650) 624-3000 Fax (650) 624-3010




July 11, 2003


Glaxo Group Limited, doing business as GlaxoSmithKline
709 Swedeland Road
King of Prussia, Pennsylvania 19406
Attn: Pradip K. Bhatnagar, Ph.D., Director, Genetic & Discovery Alliances


RE: ASSIGNMENT OF GSK MEDICINAL CHEMISTRY PERSONNEL TO HIT-TO-LEAD ACTIVITIES UNDER THAT CERTAIN COLLABORATION AND LICENSE AGREEMENT BY AND BETWEEN GLAXO GROUP LIMITED, A GLAXOSMITHKLINE COMPANY, ("GSK") AND CYTOKINETICS, INC. ("CK") OF EVEN DATE JUNE 20, 2001 (THE "COLLABORATION AGREEMENT")

Dear Pradip:

Pursuant to that certain letter amendment to the Collaboration Agreement of even date November 5, 2002 (the "Letter Amendment"), GSK and CK agreed to amend the Collaboration Agreement in order to allow GSK to assign certain medicinal chemistry personnel within GSK to perform hit-to-lead activities as part of the Research Program under the Collaboration Agreement without such assignment accruing toward the [*] ([*]) FTE limit of establishing a [*] Program pursuant to Section 2.6.2(a) of the Collaboration Agreement.

Pursuant to this letter amendment to the Collaboration Agreement (the "H2L Letter Amendment"), GSK and CK desire to void such Letter Amendment in its entirety and replace it with this H2L Letter Amendment, all on the terms set forth herein.

Now therefore, GSK and CK agree, effective as of November 5, 2002 (the "H2L Letter Amendment Effective Date"), as follows:

     1. All capitalized terms not defined herein shall have the meaning ascribed to them in the Collaboration Agreement.

     2. The Letter Amendment shall be void and have no force or effect as between the parties, effective November 5, 2002.

     3. GSK may assign chemistry personnel (other than CK FTEs) within GSK's chemistry resource at the rate (i.e., a running rate) of [*] ([*]) full-time equivalents or more, solely to perform Hit-To-Lead activities under the Research Program relating to a particular Mitotic Kinesin Target, without such assignment and Hit-To-Lead activities accruing toward the [*]([*]) FTE limit of establishing a [*] Program pursuant to Section 2.6.2(a).



* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Pradip K. Bhatnagar, Ph.D.
July 11, 2003
Page Two


     4. Notwithstanding the foregoing, if a Tractable Compound has been identified with respect to a particular Mitotic Kinesin Target, the assignment by GSK of any chemistry personnel (other than CK FTEs) to perform activities relating to such Mitotic Kinesin Target, including without limitation any chemistry personnel within GSK's high-throughout chemistry resource (the "HTC Resource") and regardless of the activities of such personnel, shall accrue towards the [*]([*]) FTE limit of establishing a [*] Program pursuant to Section 2.6.2(a).

     5. As used herein, "Hit-To-Lead" shall mean those activities directed to the process of synthesizing and identifying active new chemical entities up to and including identification of a compound that meets the Tractable Compound Criteria. It is understood that activities directed to the subsequent synthetic modification and testing of a Tractable Compound are not included in Hit-To-Lead.

     6. Except as specifically modified or amended hereby, the Collaboration Agreement shall remain in full force and effect and, as modified or amended, is hereby ratified, confirmed and approved. No provision of this H2L Letter Amendment may be modified or amended except expressly in a writing signed by both parties nor shall any terms be waived except expressly in a writing signed by the party charged therewith. This H2L Letter Amendment shall be governed in accordance with the laws of the [*], without regard to principles of conflicts of laws.

Please sign and return two copies of this letter if you agree to the foregoing terms.

Sincerely,

/s/ Robert I. Blum

Robert I. Blum
Senior Vice President, Finance and Corporate Development
Chief Financial Officer
Cytokinetics, Inc.


Agreed and accepted:

GLAXO GROUP LIMITED

      /s/ Pradip Bhatnagar
------------------------------------

Name: Pradip Bhatnagar
     -------------------------------

Title: Director, Alliance Management
      ------------------------------

cc: Vice President, Business Development, Glaxo Group Limited, doing business as GlaxoSmithKline
     Senior Vice President and Assistant General Counsel-R&D Legal Operations, GlaxoSmithKline Corporate Legal Department
     Kenneth A. Clark, Esq., Wilson Sonsini Goodrich & Rosati Professional Corporation

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.